Exhibit 10.16

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[        ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
	J	1	2

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO.(If applicable)
P00004		18-Aug-2011	SEE SCHEDULE
6. ISSUED BY	CODE	N00421	7. ADMINISTERED BY (If other than item 6)	CODE	S3605A
DCMA DAYTON
NAVAL AIR WARFARE CENTER AD (PAX)			AREA C, BUILDING 30
CODE 2.5.1.9 - BLDG 441			1725 VAN PATTON DRIVE
21983 BUNDY RD			WRIGHT-PATTERSON AFB OH 45433-5302
PATUXENT RIVER MD 20670

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) ERAPSCO DAVID JOST 4578 EAST PARK 30 DR COLUMBIA CITY IN 46725-8869			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. N00421-11-C-0030
		X	10B. DATED (SEE ITEM 13) 08-Apr-2011
CODE 0CCL9	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer	☐ is extended,	☐ is not extended.
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

        (a) By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority)
mutual agreement of the parties.
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: jacksonr119473
The purpose of this modification is to update the performance based payment schedule to include milestones 19, 20, 21 and 22 due to the award of additional Q53F buoys against CLIN 0006AA and 0006AB.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
SABANA N. MOORE-BARNES / CONTRACT SPECIALIST
Mark Belyea, Contract Manager		TEL: (301) 757-2611	EMAIL: sabana.moore-barnes@navy.mil
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Mark Belyea		BY
(Signature of person authorized to sign)	18-Aug-2011	(Signature of Contracting Officer)	18-Aug-2011

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA
FAR (48 CFR) 53.243

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

P00004

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION G - CONTRACT ADMINISTRATION DATA

The following replaces the previous performance based payment schedule in Section G:

Event #	Event Type, Serverable (S) or Cumulative (C)	Milestone Sparton (S) or USSI (U)	Estimated Date	Method of Evaluation	Event Value
1	S	Q53F, 62E, 36B Kick Off Meeting S	NLT 60 Days after Task Order Award	Power Point Presentation	$	[	]
2	S	Q53F and 62E Kick Off Meeting U	NLT 60 Days after Task Order Award	Power Point Presentation	$	[	]
3	S	Q36B Long Lead Material Order S	NLT 180 Days after Task Order Award	PO Report review by PMA264	$	[	]
4	S	Q53F Long Lead Material Order S	NLT 180 Days after Task Order Award	PO Report review by PMA264	$	[	]
5	S	Q53F Long Lead Material Order U	NLT 180 Days after Task Order Award	PO Report review by PMA264	$	[	]
6	S	Q62E Long Lead Material Order S	NLT 180 Days after Task Order Award	PO Report review by PMA264	$	[	]
7	S	Q62E Long Lead Material Order U	NLT 180 Days after Task Order Award	PO Report review by PMA264	$	[	]
8	S	Q36B Acceptance of Production Readiness Review S	NLT 45 Days prior to submission of Lot 1 test samples	Power Point Presentation	$	[	]
9	S	Q53F Acceptance of Production Readiness Review S	NLT 45 Days prior to submission of Lot 1 test samples	Power Point Presentation	$	[	]
10	S	Q53F Acceptance of Production Readiness Review U	NLT 45 Days prior to submission of Lot 1 test samples	Power Point Presentation	$	[	]
11	S	Q62E Acceptance of Production Readiness Review S	NLT 45 Days prior to submission of Lot 1 test samples	Power Point Presentation	$	[	]
12	S	Q62E Acceptance of Production Readiness Review U	NLT 45 Days prior to submission of Lot 1 test samples	Power Point Presentation	$	[	]
13	S	Q36B Start Lot 1 Production S	NLT 45 Days after PRR acceptance	Production Date Certified by DCMA QAR	$	[	]
14	S	Q53F Start Lot 1 Production S	NLT 45 Days after PRR acceptance	Production Date Certified by DCMA QAR	$	[	]
15	S	Q53F Start Lot 1 Production U	NLT 45 Days after PRR acceptance	Production Date Certified by DCMA QAR	$	[	]
16	S	Q62E Start Lot 1 Production S	NLT 45 Days after PRR acceptance	Production Date Certified by DCMA QAR	$	[	]
17	S	Q62E Start Lot 1 Production U	NLT 45 Days after PRR acceptance	Production Date Certified by DCMA QAR	$	[	]
18	S	Q53F CLIN 6AA/6AB Long Lead Material Ordered U	NLT Than 180 days after modification award	PO Report review by PMA264	$	[	]
19	S	Q53F CLIN 6AA/6AB Long Lead Material Ordered S	NLT Than 180 days after modification award	PO Report review by PMA264	$	[	]
20	S	Q53F CLIN 6AA/6AB Start Production U	NLT Than 180 days after modification award	Production Date Certified by DCMA QAR	$	[	]
21	S	Q53F CLIN 6AA/6AB Start Production S	NLT Than 180 days after modification award	Production Date Certified by DCMA QAR	$	[	]
PBP Schedule is to be treated on a whole contract basis whereas recoupment can be taken from any ACRN.					$	[	]
Cumulative:

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

P00004

(Final [ ]% of Payment to be liquidated upon shipment)

(End of Summary of Changes)

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.